      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 2001


                                                      REGISTRATION NO. 333-59258
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                             SONICBLUE INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             3576                            77-0204341
   (STATE OR OTHER JURISDICTION       (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                         2841 MISSION COLLEGE BOULEVARD
                             SANTA CLARA, CA 95054
                                 (408) 588-8000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              KENNETH F. POTASHNER
                            CHIEF EXECUTIVE OFFICER
                             SONICBLUE INCORPORATED
                         2841 MISSION COLLEGE BOULEVARD
                             SANTA CLARA, CA 95054
                                 (408) 588-8000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   Copies to:

         STANTON D. WONG                    ROGER B. HACKETT                     JON S. COHEN
      GABRIELLA A. LOMBARDI        CHAIRMAN, CHIEF EXECUTIVE OFFICER,          SAMUEL C. COWLEY
      PILLSBURY WINTHROP LLP         PRESIDENT AND CHIEF OPERATING          SNELL & WILMER L.L.P.
       2550 HANOVER STREET                      OFFICER                       ONE ARIZONA CENTER
       PALO ALTO, CA 94304            SENSORY SCIENCE CORPORATION           PHOENIX, AZ 85004-0001
                                        7835 EAST MCCLAIN DRIVE
                                          SCOTTSDALE, AZ 85260

     Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after the effectiveness of this registration statement and the effective time of the merger of a wholly owned subsidiary of the registrant with and into Sensory Science Corporation as described in the Agreement and Plan of Merger dated as of January 31, 2001.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     The purpose of this Amendment No. 2 to the Registration Statement is solely to file certain exhibits to the Registration Statement, as set forth below in
Item 21 of Part II.


                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law ("Delaware Law") permits SONICblue's board of directors to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his or her being or having been a director, officer, employee or agent of SONICblue, or serving or having served, at the request of SONICblue, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

     Article VII of SONICblue's Restated Certificate of Incorporation (the "SONICblue Certificate") provides for indemnification of its directors, officers, employees and other agents to the fullest extent permitted by law.

     As permitted by sections 102 and 145 of Delaware Law, the SONICblue Certificate eliminates the liability of a SONICblue director for monetary damages to SONICblue and its stockholders arising from a breach or alleged breach of a director's fiduciary duty except for liability under section 174 of Delaware Law or liability for any breach of the director's duty of loyalty to SONICblue or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or for any transaction from which the director derived an improper personal benefit.

     In addition, SONICblue maintains officers' and directors' insurance covering certain liabilities that may be incurred by officers and directors in the performance of their duties.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits.


EXHIBIT
NUMBER    NOTES                     DESCRIPTION OF DOCUMENT
-------   -----                     -----------------------
  2.1     (27)    Agreement and Plan of Merger, dated as of January 31, 2001, among the Registrant, Sensory Science Corporation and
                  Phoenix I Acquisition Corp., included as Annex A to the
                  Proxy Statement/Prospectus forming a part of this
                  Registration Statement and incorporated herein by reference.
  2.2     (20)    Agreement and Plan of Merger, dated as of March 23, 2001, by and among the Registrant, ReplayTV, Inc. and Rewind
                  Acquisition Corp.
  3.1     (16)    Restated Certificate of Incorporation of the Registrant.
  3.2      (7)    Amended and Restated Bylaws of the Registrant.
  4.1#            Specimen common stock certificate.
  4.2      (5)    Indenture, dated as of September 12, 1996 between Registrant and State Street Bank and Trust Company of California, N.A.,
                  as Trustee, including form of Note.
  4.3      (6)    Rights Agreement dated as of May 14, 1997 between the
                  Registrant and The First National Bank of Boston, Rights
                  Agent.

EXHIBIT
NUMBER    NOTES                     DESCRIPTION OF DOCUMENT
-------   -----                     -----------------------
  5.1     (27)    Opinion of Pillsbury Winthrop LLP.
  8.1     (27)    Opinion of Snell & Wilmer L.L.P., regarding certain federal income tax consequences relating to the merger.
 10.1*     (9)    1989 Stock Plan of S3 Incorporated, as amended (the "1989
                  Plan").
 10.2*     (1)    Form of Incentive Stock Option Agreement under the 1989
                  Plan.
 10.3*     (1)    Form of Common Stock Purchase Agreement under the 1989 Plan.
 10.4*     (2)    S3 Incorporated 1993 Employee Stock Purchase Plan.
 10.5*    (12)    1992 Stock Plan of Diamond Multimedia Systems, Inc.
                  ("Diamond") and form of Stock Option Agreement.
 10.6*    (12)    1994 Stock Plan of Diamond and form of Stock Option
                  Agreement.
 10.7*    (12)    1995 Director Option Plan of Diamond and form of Stock
                  Option Agreement.
 10.8*    (13)    1998 Stock Plan of Diamond and form of Stock Option
                  Agreement.
 10.9      (1)    Form of Indemnification Agreement between the Registrant and its directors and officers.
 10.10     (4)    Lease between Mission Real Estate, L.P. and Registrant dated
                  November 29, 1995.
 10.11+    (3)    Foundry Venture Agreement among Registrant, Alliance
                  Semiconductor Corporation and United Microelectronics
                  Corporation dated as of July 8, 1995.
 10.12    (12)    Lease dated November 19, 1999, between Diamond and Montague
                  LLC.
 10.13    (12)    Lease dated December 26, 1995, between NL Properties, Inc.
                  and Diamond.
 10.14    (14)    Sublease dated May 12, 1998 between Reed Elsevier, Inc. and
                  Diamond.
 10.15*    (8)    Employment Agreement between Registrant and Terry N. Holdt dated December 18, 1997.
 10.16*   (10)    Employment Agreement between Registrant and Kenneth F.
                  Potashner, dated October 30, 1998.
 10.17*   (11)    Involuntary Termination Agreement between Registrant and
                  Paul G. Franklin, dated September 22, 1998.
 10.18*   (15)    Involuntary Termination Agreement between Registrant and
                  Andy Wolfe, dated September 22, 1998.
 10.19*   (17)    Form of Promissory Note and Security Agreement between each of Messrs. Lee, Holdt, Santoro and Schraith and the
                  Registrant.
 10.20*   (18)    Form of Promissory Note and Security Agreement between each of Messrs. Lee, Holdt, Santoro and Schraith and the
                  Registrant.
 10.21    (23)    Joint Venture Agreement, dated as of January 3, 2001,
                  between the Registrant, Sonica3, Inc. and VIA Technologies,
                  Inc.
 10.22    (24)    Amended and Restated Investor Rights Agreement, dated as of
                  January 3, 2001, between the Registrant and VIABASE, Inc.
 10.23    (25)    Class A Share Option Agreement, dated as of January 3, 2001, between Sonica3, Inc. and VIA Technologies, Inc.
 10.24    (27)    Credit Agreement dated November 9, 2000 between the
                  Registrant and Chinatrust Commercial Bank, Ltd.
 10.25    (27)    Promissory Note dated November 9, 2000 between the
                  Registrant and Chinatrust Commercial Bank, Ltd.
 10.26    (27)    Pledge Agreement dated November 9, 2000 between the
                  Registrant and Chinatrust Commercial Bank, Ltd.
 10.27    (21)    Investment Agreement, dated as of August 28, 2000, among the
                  Registrant, VIA Technologies, Inc. and JV.
 10.28    (22)    Common Stock Purchase Warrant of the Registrant, dated
                  January 3, 2001, issued in the name of VIABASE, Inc. (BVI).
 21.1     (19)    Significant Subsidiaries of Registrant.
 23.1     (27)    Consent of Pillsbury Winthrop LLP (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

EXHIBIT
NUMBER    NOTES                     DESCRIPTION OF DOCUMENT
-------   -----                     -----------------------
 23.2     (27)    Consent of Snell & Wilmer L.L.P. (included in the opinion
                  filed as Exhibit 8.1 to this Registration Statement).
 23.3     (27)    Consent of Ernst & Young LLP.
 23.4     (27)    Consent of Deloitte & Touche LLP.
 23.5     (26)    Consent of Gerard Klauer Mattison & Co., Inc.
 24.1     (20)    Powers of Attorney for directors and certain officers of the
                  Registrant, authorizing the signing of this Registration
                  Statement on Form S-4 on their behalf.
 24.2     (27)    Power of Attorney for John J. Todd, authorizing the signing of this Registration Statement on Form S-4 on his behalf.
 99.1     (27)    Form of Sensory Science Proxy Card.
 99.2     (27)    Credit Agreement dated January 31, 2001 between the
                  Registrant and Sensory Science Corporation, included as
                  Annex B to the Proxy Statement/Prospectus forming a part of this Registration Statement and incorporated herein by
                  reference.
 99.3     (27)    First Amendment to Credit Agreement dated March 30, 2001
                  between the Registrant and Sensory Science Corporation,
                  included as Annex B to the Proxy Statement/Prospectus
                  forming a part of this Registration Statement and
                  incorporated herein by reference.
 99.4     (27)    Common Stock Purchase Warrant issued by Sensory Science
                  Corporation to the Registrant, included as Annex C to the
                  Proxy Statement/Prospectus forming a part of this
                  Registration Statement and incorporated herein by reference.
 99.5     (27)    Second Amendment to Credit Agreement dated April 12, 2001
                  between the Registrant and Sensory Science Corporation,
                  included as Annex B to the Proxy Statement/Prospectus
                  forming a part of this Registration Statement and
                  incorporated herein by reference.
 99.6     (27)    Third Amendment to Credit Agreement dated April 27, 2001
                  between the Registrant and Sensory Science Corporation,
                  included as Annex B to the Proxy Statement/Prospectus
                  forming a part of this Registration Statement and
                  incorporated herein by reference.
 99.7     (27)    Amendment to Separation Agreement dated May 8, 2001 between
                  Roger B Hackett and Sensory Science Corporation.
 99.8     (27)    Fourth Amendment to Credit Agreement dated May 9, 2001
                  between the Registrant and Sensory Science Corporation,
                  included as Annex B to the Proxy Statement/Prospectus
                  forming a part of this Registration Statement and
                  incorporated herein by reference.


-------------------------
  # Filed herewith.

  *  Indicates management contract or compensatory plan or arrangement.

  + Confidential treatment has been granted with respect to certain portions of this agreement.

 (1) Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 33-57114).

 (2) Incorporated by reference to Exhibit 10.15 to the Registrant's Registration Statement on Form S-8 (File No. 33-65186).

 (3) Incorporated by reference to Exhibit 10.13 to the Registrant's Current Report on Form 8-K filed July 25, 1995.

 (4) Incorporated by reference to Exhibit 10.14 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995.

 (5) Incorporated by reference to Exhibit 4.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

 (6) Incorporated by reference to Exhibit 4.4 to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

 (7) Incorporated by reference to Exhibit 3(ii) to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

 (8) Incorporated by reference to Exhibit 10.14 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.

 (9) Incorporated by reference to the exhibit of the same number to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998.

(10) Incorporated by reference to Exhibit 10.13 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998.

(11) Incorporated by reference to Exhibit 10.15 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998.

(12) Incorporated by reference to Diamond's Registration Statement on Form S-1 (File No. 33-89386).

(13) Incorporated by reference to Diamond's Registration Statement on Form S-8 (File No. 333-61147).

(14) Incorporated by reference to Exhibit 10.17 Diamond's Annual Report on Form 10-K for the year ended December 31, 1998.

(15) Incorporated by reference to Exhibit 10.24 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999.

(16) Incorporated by reference to Exhibit 3(i) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

(17) Incorporated by reference to Exhibit 10.23 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

(18) Incorporated by reference to Exhibit 10.24 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

(19) Incorporated by reference to the exhibit of the same number to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

(20) Incorporated by reference to the exhibit of the same number to the Registrant's Registration Statement on Form S-4 (File No. 333-59258).

(21) Incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed January 18, 2001.


(22) Incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed January 18, 2001.



(23) Incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed January 18, 2001.



(24) Incorporated by reference to Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed January 18, 2001.



(25) Incorporated by reference to Exhibit 99.3 to the Registrant's Current Report on Form 8-K filed January 18, 2001.



(26) Incorporated by reference to Exhibit 23.4 to the Registrant's Registration Statement on Form S-4 (File No. 333-59258).



(27)Incorporated by reference to exhibit of the same number to the Registrant's Registration Statement on Form S-4 (File No. 333-59258).

                                  SCHEDULE II

                       VALUATION AND QUALIFYING ACCOUNTS
                     YEARS ENDED DECEMBER 31, 2000 AND 1998
                                 (IN THOUSANDS)

                                            BALANCE AT    CHARGED TO   REVERSALS TO                  BALANCE AT
                                           BEGINNING OF   COSTS AND     COSTS AND                      END OF
               DESCRIPTION                    PERIOD       EXPENSES      EXPENSES     (DEDUCTIONS)     PERIOD
               -----------                 ------------   ----------   ------------   ------------   ----------
Allowance for doubtful accounts:
  2000...................................    $ 3,562       $ 1,857       $   (438)      $(1,680)      $ 3,301
  1999...................................      2,296         2,699           (384)       (1,049)        3,562
  1998...................................      1,507           600             --            89         2,296
Sales returns and allowances:
  2000...................................    $15,736       $ 6,751       $(16,860)      $(1,138)      $ 4,489
  1999...................................      4,229        24,950        (10,665)       (2,678)       15,736
  1998...................................      4,157         1,453           (631)         (750)        4,229

ITEM 22. UNDERTAKINGS

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     The registrant undertakes that every prospectus (1) that is filed pursuant to the paragraph immediately preceding, or (2) that purports to meet the requirements of section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415 of the Securities Act, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The registrant hereby undertakes to respond to requests for information that is incorporated by reference into the proxy statement/prospectus which forms a part of this registration statement pursuant to

Items 4, 10(b), 11, or 13 of this registration statement, within one business day of receipt of such request, and to send the incorporated documents by first-class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this registration statement through the date of responding to the request.

     The registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and SONICblue being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on May 10, 2001.


                                          SONICBLUE INCORPORATED

                                               /s/ KENNETH F. POTASHNER
                                          --------------------------------------
                                                   Kenneth F. Potashner
                                           President, Chairman of the Board and
                                                 Chief Executive Officer
                                              (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----
              /s/ KENNETH F. POTASHNER                    President, Chief Executive      May 10, 2001
-----------------------------------------------------               Officer
                Kenneth F. Potashner                       and Chairman of the Board

                  /s/ JOHN J. TODD*                     Vice President, Chief Financial   May 10, 2001
-----------------------------------------------------     Officer and Chief Operating
                    John J. Todd                       Officer (Principal Financial and
                                                              Accounting Officer)

                 /s/ TERRY N. HOLDT*                      Vice Chairman of the Board      May 10, 2001
-----------------------------------------------------
                   Terry N. Holdt

                                                                   Director
-----------------------------------------------------
                    Robert P. Lee

               /s/ CARMELO J. SANTORO*                             Director               May 10, 2001
-----------------------------------------------------
                 Carmelo J. Santoro

               /s/ JAMES T. SCHRAITH*                              Director               May 10, 2001
-----------------------------------------------------
                  James T. Schraith

            *By: /s/ KENNETH F. POTASHNER
  -------------------------------------------------
                Kenneth F. Potashner
                  Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER    NOTES                     DESCRIPTION OF DOCUMENT
-------   -----                     -----------------------
  2.1     (27)    Agreement and Plan of Merger, dated as of January 31, 2001, among the Registrant, Sensory Science Corporation and
                  Phoenix I Acquisition Corp., included as Annex A to the
                  Proxy Statement/Prospectus forming a part of this
                  Registration Statement and incorporated herein by reference.
  2.2     (20)    Agreement and Plan of Merger, dated as of March 23, 2001, by and among the Registrant, ReplayTV, Inc. and Rewind
                  Acquisition Corp.
  3.1     (16)    Restated Certificate of Incorporation of the Registrant.
  3.2      (7)    Amended and Restated Bylaws of the Registrant.
  4.1#            Specimen common stock certificate.
  4.2      (5)    Indenture, dated as of September 12, 1996 between Registrant and State Street Bank and Trust Company of California, N.A.,
                  as Trustee, including form of Note.
  4.3      (6)    Rights Agreement dated as of May 14, 1997 between the
                  Registrant and The First National Bank of Boston, Rights
                  Agent.
  5.1     (27)    Opinion of Pillsbury Winthrop LLP.
  8.1     (27)    Opinion of Snell & Wilmer L.L.P., regarding certain federal income tax consequences relating to the merger.
 10.1*     (9)    1989 Stock Plan of S3 Incorporated, as amended (the "1989
                  Plan").
 10.2*     (1)    Form of Incentive Stock Option Agreement under the 1989
                  Plan.
 10.3*     (1)    Form of Common Stock Purchase Agreement under the 1989 Plan.
 10.4*     (2)    S3 Incorporated 1993 Employee Stock Purchase Plan.
 10.5*    (12)    1992 Stock Plan of Diamond Multimedia Systems, Inc.
                  ("Diamond") and form of Stock Option Agreement.
 10.6*    (12)    1994 Stock Plan of Diamond and form of Stock Option
                  Agreement.
 10.7*    (12)    1995 Director Option Plan of Diamond and form of Stock
                  Option Agreement.
 10.8*    (13)    1998 Stock Plan of Diamond and form of Stock Option
                  Agreement.
 10.9      (1)    Form of Indemnification Agreement between the Registrant and its directors and officers.
 10.10     (4)    Lease between Mission Real Estate, L.P. and Registrant dated
                  November 29, 1995.
 10.11+    (3)    Foundry Venture Agreement among Registrant, Alliance
                  Semiconductor Corporation and United Microelectronics
                  Corporation dated as of July 8, 1995.
 10.12    (12)    Lease dated November 19, 1999, between Diamond and Montague
                  LLC.
 10.13    (12)    Lease dated December 26, 1995, between NL Properties, Inc.
                  and Diamond.
 10.14    (14)    Sublease dated May 12, 1998 between Reed Elsevier, Inc. and
                  Diamond.
 10.15*    (8)    Employment Agreement between Registrant and Terry N. Holdt dated December 18, 1997.
 10.16*   (10)    Employment Agreement between Registrant and Kenneth F.
                  Potashner, dated October 30, 1998.
 10.17*   (11)    Involuntary Termination Agreement between Registrant and
                  Paul G. Franklin, dated September 22, 1998.
 10.18*   (15)    Involuntary Termination Agreement between Registrant and
                  Andy Wolfe, dated September 22, 1998.
 10.19*   (17)    Form of Promissory Note and Security Agreement between each of Messrs. Lee, Holdt, Santoro and Schraith and the
                  Registrant.
 10.20*   (18)    Form of Promissory Note and Security Agreement between each of Messrs. Lee, Holdt, Santoro and Schraith and the
                  Registrant.
 10.21    (23)    Joint Venture Agreement, dated as of January 3, 2001,
                  between the Registrant, Sonica3, Inc. and VIA Technologies,
                  Inc.
 10.22    (24)    Amended and Restated Investor Rights Agreement, dated as of
                  January 3, 2001, between the Registrant and VIABASE, Inc.

EXHIBIT
NUMBER    NOTES                     DESCRIPTION OF DOCUMENT
-------   -----                     -----------------------
 10.23    (25)    Class A Share Option Agreement, dated as of January 3, 2001, between Sonica3, Inc. and VIA Technologies, Inc.
 10.24    (27)    Credit Agreement dated November 9, 2000 between the
                  Registrant and Chinatrust Commercial Bank, Ltd.
 10.25    (27)    Promissory Note dated November 9, 2000 between the
                  Registrant and Chinatrust Commercial Bank, Ltd.
 10.26    (27)    Pledge Agreement dated November 9, 2000 between the
                  Registrant and Chinatrust Commercial Bank, Ltd.
 10.27    (21)    Investment Agreement, dated as of August 28, 2000, among the
                  Registrant, VIA Technologies, Inc. and JV.
 10.28    (22)    Common Stock Purchase Warrant of the Registrant, dated
                  January 3, 2001, issued in the name of VIABASE, Inc. (BVI).
 21.1     (19)    Significant Subsidiaries of Registrant.
 23.1     (27)    Consent of Pillsbury Winthrop LLP (included in the opinion filed as Exhibit 5.1 to this Registration Statement).
 23.2     (27)    Consent of Snell & Wilmer L.L.P. (included in the opinion
                  filed as Exhibit 8.1 to this Registration Statement).
 23.3     (27)    Consent of Ernst & Young LLP.
 23.4     (27)    Consent of Deloitte & Touche LLP.
 23.5     (26)    Consent of Gerard Klauer Mattison & Co., Inc.
 24.1     (20)    Powers of Attorney for directors and certain officers of the
                  Registrant, authorizing the signing of this Registration
                  Statement on Form S-4 on their behalf.
 24.2     (27)    Power of Attorney for John J. Todd, authorizing the signing of this Registration Statement on Form S-4 on his behalf.
 99.1     (27)    Form of Sensory Science Proxy Card.
 99.2     (27)    Credit Agreement dated January 31, 2001 between the
                  Registrant and Sensory Science Corporation, included as
                  Annex B to the Proxy Statement/Prospectus forming a part of this Registration Statement and incorporated herein by
                  reference.
 99.3     (27)    First Amendment to Credit Agreement dated March 30, 2001
                  between the Registrant and Sensory Science Corporation,
                  included as Annex B to the Proxy Statement/Prospectus
                  forming a part of this Registration Statement and
                  incorporated herein by reference.
 99.4     (27)    Common Stock Purchase Warrant issued by Sensory Science
                  Corporation to the Registrant, included as Annex C to the
                  Proxy Statement/Prospectus forming a part of this
                  Registration Statement and incorporated herein by reference.
 99.5     (27)    Second Amendment to Credit Agreement dated April 12, 2001
                  between the Registrant and Sensory Science Corporation,
                  included as Annex B to the Proxy Statement/Prospectus
                  forming a part of this Registration Statement and
                  incorporated herein by reference.
 99.6     (27)    Third Amendment to Credit Agreement dated April 27, 2001
                  between the Registrant and Sensory Science Corporation,
                  included as Annex B to the Proxy Statement/Prospectus
                  forming a part of this Registration Statement and
                  incorporated herein by reference.
 99.7     (27)    Amendment to Separation Agreement dated May 8, 2001 between
                  Roger B Hackett and Sensory Science Corporation.
 99.8     (27)    Fourth Amendment to Credit Agreement dated May 9, 2001
                  between the Registrant and Sensory Science Corporation,
                  included as Annex B to the Proxy Statement/Prospectus
                  forming a part of this Registration Statement and
                  incorporated herein by reference.


-------------------------
  # Filed herewith.

  *  Indicates management contract or compensatory plan or arrangement.

  + Confidential treatment has been granted with respect to certain portions of this agreement.

 (1) Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 33-57114).

 (2) Incorporated by reference to Exhibit 10.15 to the Registrant's Registration Statement on Form S-8 (File No. 33-65186).

 (3) Incorporated by reference to Exhibit 10.13 to the Registrant's Current Report on Form 8-K filed July 25, 1995.

 (4) Incorporated by reference to Exhibit 10.14 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995.

 (5) Incorporated by reference to Exhibit 4.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

 (6) Incorporated by reference to Exhibit 4.4 to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

 (7) Incorporated by reference to Exhibit 3(ii) to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

 (8) Incorporated by reference to Exhibit 10.14 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.

 (9) Incorporated by reference to the exhibit of the same number to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998.

(10) Incorporated by reference to Exhibit 10.13 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998.

(11) Incorporated by reference to Exhibit 10.15 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998.

(12) Incorporated by reference to Diamond's Registration Statement on Form S-1 (File No. 33-89386).

(13) Incorporated by reference to Diamond's Registration Statement on Form S-8 (File No. 333-61147).

(14) Incorporated by reference to Exhibit 10.17 Diamond's Annual Report on Form 10-K for the year ended December 31, 1998.

(15) Incorporated by reference to Exhibit 10.24 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999.

(16) Incorporated by reference to Exhibit 3(i) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

(17) Incorporated by reference to Exhibit 10.23 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

(18) Incorporated by reference to Exhibit 10.24 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

(19) Incorporated by reference to the exhibit of the same number to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

(20) Incorporated by reference to the exhibit of the same number to the Registrant's Registration Statement on Form S-4 (File No. 333-59258).

(21) Incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed January 18, 2001.

(22) Incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed January 18, 2001.


(23) Incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed January 18, 2001.



(24) Incorporated by reference to Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed January 18, 2001.

(25) Incorporated by reference to Exhibit 99.3 to the Registrant's Current Report on Form 8-K filed January 18, 2001.



(26) Incorporated by reference to Exhibit 23.4 to the Registrant's Registration Statement on Form S-4 (File No. 333-59258).



(27)Incorporated by reference to exhibit of the same number to the Registrant's Registration Statement on Form S-4 (File No. 333-59258).